                                                                    EXHIBIT 99.5


                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF MASSACHUSETTS

IN RE:      M4 ENVIRONMENTAL MANAGEMENT, INC.         CASE NO.:  97-21388-CJK
             DEBTOR                                  JUDGE:   CAROL J. KENNER

                                                                      CHAPTER 11

MONTHLY OPERATING REPORT FOR MONTH ENDING:              12/31/97
                                                       ----------

COMES NOW, M4 ENVIRONMENTAL MANAGEMENT, INC. , Debtor in Possession, and hereby its Monthly Operating Report for the period commencing 12/3/97 and ending 12/31/97 as shown by the report and exhibits consisting of 9 pages and containing the following, as indicated:

                  X        Monthly Reporting Questionnaire (Attachment 1)
            --------------

                  X        Comparative Balance Sheets (Forms OPR-1 and OPR-2)
            --------------

                  X        Summary of Accounts Receivable (Form OPR-3)
            --------------

                  X        Schedule of Post-Petition Liabilities (Form OPR-4)
            --------------

                  X        Income Statement (Form OPR-5)
            --------------

                  X        Statement of Sources and Uses of Cash (Form OPR-6)
            --------------


I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


Date:          1/28/98        DEBTOR-IN-POSSESSION
               -------
                              By:             /s/ F. Gordon Bitter
                                              ---------------------------------
                              Name & Title:   F. Gordon Bitter, Vice President
                                              M4 Environmental Management, Inc.
                                              400-2 Totten Pond Road
                                              Waltham, MA 02109
                                              Telephone:    781-487-7600

                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF MASSACHUSETTS

IN RE:      M4 ENVIRONMENTAL MANAGEMENT, INC.         CASE NO.:  97-21388-CJK
            DEBTOR                                     JUDGE: CAROL J. KENNER

                                                                   CHAPTER 11

         NOTE TO THE MONTHLY OPERATING REPORT:

         The company uses a centralized system for its cash management. Accordingly, payments to suppliers and vendors, in the ordinary course, and post-petition trade accounts payable are reflected in the Molten Metal Technology, Inc. corporate level records. Intercompany accounts receivable and payable are charged with the transfer of cash and other transactions, to appropriately account for such activity.

COMPARATIVE BALANCE SHEETS                                           FORM OPR-1

Case Name:         M4 ENVIRONMENTAL MANAGEMENT, INC.
Case Number:      97-21388-CJK


                                                           MONTH ENDED: 12/31/97
                                                                        --------


                                                             FILING     MONTH     MONTH    MONTH    MONTH    MONTH    MONTH    MONTH
                                                              DATE      ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                                                             12/3/97   12/31/97
                                                             -----------------------------------------------------------------------

ASSETS

CURRENT ASSETS

Cash
Other negotiable instruments (i.e.  CD's,
             Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)
Less:   allowance for doubtful accounts
Accounts Receivable-Other
Inventory, at cost
Prepaid expenses
Deposits
Other:
             Stock & interests in:
             M4 Environmental, LP (1% ownership,             Unknown    Unknown
                99% owned by MMT Federal Holdings, Inc.)



                                                             -----------------------------------------------------------------------
TOTAL CURRENT ASSETS                                            0          0        0        0        0         0       0          0
                                                             -----------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST
Less:  Accumulated Depreciation

                                                             -----------------------------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                               0          0        0        0        0         0       0          0
                                                             -----------------------------------------------------------------------

OTHER ASSETS (itemized if value exceeds
             10% of "Total Assets")
             Intangible Assets                                                                                  0
             Less:  Accumulated Amortization

                                                             -----------------------------------------------------------------------
TOTAL OTHER ASSETS                                              0          0        0        0        0         0       0          0
                                                             -----------------------------------------------------------------------

TOTAL ASSETS                                                    0          0        0        0        0         0       0          0
                                                             =======================================================================

COMPARATIVE BALANCE SHEETS                                           FORM OPR-2

Case Name:         M4 ENVIRONMENTAL MANAGEMENT, INC.
Case Number:      97-21388-CJK


                                                                                                      MONTH ENDED:    12/31/97
                                                                                                                      --------


                                                            FILING     MONTH    MONTH   MONTH   MONTH   MONTH   MONTH   MONTH
                                                             DATE      ENDED    ENDED   ENDED   ENDED   ENDED   ENDED   ENDED
                                                           12/3/97   12/31/97
                                                           ------------------------------------------------------------------
LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)
Unsecured Debt-Obligations incurred in Post Petition
             Operations (See Form OPR-4)

                                                           ------------------------------------------------------------------
TOTAL POST PETITION LIABILITIES                              0          0        0       0       0       0       0       0
                                                           ------------------------------------------------------------------

TOTAL PRE PETITION LIABILITIES
                                                           ------------------------------------------------------------------

SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock
Common Stock                                                Nil        Nil
Paid in Capital
Valuation Allowance
Dividends Paid
Treasury Stock
Deferred Compensation
Retained Earnings
             Through Filing Date
             Post Filing Date

                                                           ------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                         0          0        0       0       0       0       0       0
                                                           ------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                   0          0        0       0       0       0       0       0
                                                           ==================================================================

SUMMARY OF ACCOUNTS RECEIVABLE                                       FORM OPR-3

Case Name:         M4 ENVIRONMENTAL MANAGEMENT, INC.
Case Number:      97-21388-CJK


                                                                                                            MONTH ENDED:   12/31/97
                                                                                                                           --------


                                                                                 0-30         31-60         61-90       OVER
                                                                   TOTAL         DAYS          DAYS         DAYS       90 DAYS
                                                                  ------------------------------------------------------------
DATE OF FILING:  12/3/97                                             0
                 Allowance for doubtful accounts                     0
                                                                  ============================================================
                                                                     0             0            0             0             0
                                                                  ============================================================

MONTH:           12/31/97
                 Allowance for doubtful accounts                     0
                                                                  ============================================================
                                                                     0             0            0             0             0
                                                                  ============================================================

MONTH:                                                               0
                 Allowance for doubtful accounts                     0
                                                                  ============================================================
                                                                     0             0            0             0             0
                                                                  ============================================================

MONTH:                                                               0
                 Allowance for doubtful accounts                     0
                                                                  ============================================================
                                                                     0             0            0             0             0
                                                                  ============================================================

MONTH:                                                               0
                 Allowance for doubtful accounts                     0
                                                                  ============================================================
                                                                     0             0            0             0             0
                                                                  ============================================================

MONTH:                                                               0
                 Allowance for doubtful accounts                     0
                                                                  ============================================================
                                                                     0             0            0             0             0
                                                                  ============================================================

MONTH:
                 Allowance for doubtful accounts
                                                                  ============================================================
                                                                     0             0            0             0             0
                                                                  ============================================================

SCHEDULE OF POST PETITION LIABILITIES                                FORM OPR-4

Case Name:         M4 ENVIRONMENTAL MANAGEMENT, INC.
Case Number:      97-21388-CJK


                                                                                                           MONTH ENDED:    12/31/97
                                                                                                                           --------


                                                                 DATE       DATE     TOTAL     0-30     31-60    61-90      OVER
                                                               INCURRED     DUE       DUE      DAYS      DAYS    DAYS     90 DAYS

                                                               -------------------------------------------------------------------
TAXES PAYABLE

            Federal Income Taxes                                                      NONE
            FICA-Employer's Share                                                     NONE
            FICA-Employee's Share                                                     NONE
            Unemployment Tax                                                          NONE
            State Sales & Use Tax                                                     NONE
            State __________ Tax                                                      NONE
            Personal Property Tax                                                     NONE

                                                                                     ---------------------------------------------
TOTAL TAXES PAYABLE                                                                      0         0         0       0          0

                                                                                     ---------------------------------------------

POST PETITION SECURED DEBT
DHP FINANCING


ACCRUED INTEREST PAYABLE


                                                                                     ---------------------------------------------
TOTAL POST PETITION SECURED DEBT                                                         0         0         0       0          0

                                                                                     ---------------------------------------------


POST PETITION UNSECURED DEBT
TRADE ACCOUNTS PAYABLE & OTHER:
            Trade Accounts Payable (see attached schedules)
            Payroll withholdings
            Accrued Payroll
            Accrued expenses

                                                                                     ---------------------------------------------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                                     0         0         0       0          0
                                                                                     ---------------------------------------------

TOTAL ALL POST PETITION LIABILITIES                                                      0         0         0       0          0
                                                                                     =============================================

INCOME STATEMENT                                                     FORM OPR-5

Case Name:         M4 ENVIRONMENTAL MANAGEMENT, INC.
Case Number:      97-21388-CJK


                                                                                                      MONTH ENDED:    12/31/97
                                                                                                                      --------


                                                   PRE        POST      MONTH   MONTH   MONTH   MONTH   MONTH   MONTH   MONTH
                                                 PETITION   PETITION    ENDED   ENDED   ENDED   ENDED   ENDED   ENDED   ENDED
                                                 12/3/97    12/31/97
                                                 ----------------------------------------------------------------------------
NET REVENUE (INCOME)
                                                 ----------------------------------------------------------------------------

COST OF GOODS SOLD
            Salaries & wages
            Benefits
            Bad debt expense
            Cost of goods sold
            Decontamination & disposal
            Disposal costs-secondary wastes
            Financing costs
            Insurance
            Legal services
            Materials
            Office expense & supplies
            Other
            Outside services
            Professional services
            Rent-equipment
            Rent-office/buildings
            Supplies-processing
            Taxes
            Telephone
            Transportation
            Travel & entertainment
            Utilities

                                                 ----------------------------------------------------------------------------
TOTAL COST OF GOODS SOLD                              0           0         0       0       0       0       0       0      0
                                                 ----------------------------------------------------------------------------

INCOME BEFORE INTEREST, DEPRECIATION,
            TAXES, OR EXTRAORDINARY EXPENSES          0           0         0       0       0       0       0       0      0
                                                 ----------------------------------------------------------------------------

INTEREST EXPENSE
DEPRECIATION AND AMORTIZATION
INCOME TAX EXPENSE (BENEFIT)
OTHER (INCOME) EXPENSE
(GAIN) LOSS ON SALE OF ASSETS
                                                 ----------------------------------------------------------------------------

NET INCOME (LOSS)                                 NONE        NONE          0       0       0       0       0       0      0
                                                 ============================================================================

STATEMENT OF SOURCES AND USES OF CASH                                FORM OPR-6

Case Name:         M4 ENVIRONMENTAL MANAGEMENT, INC.
Case Number:      97-21388-CJK


                                                                                                 TOTAL
                                                                      PRE          POST          MONTH          MONTH         MONTH
                                                                   PETITION      PETITION        ENDED          ENDED         ENDED
                                                                   12/1-12/2    12/3-12/31      12/31/97
                                                                 -------------------------------------------------------------------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                                              NONE               NONE

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
         Depreciation & Amortization                                                    0              0
         Decrease (Increase)-Accounts Receivable                                        0              0
         Decrease (Increase)-Inventories                                                0              0
         Decrease (Increase)-Prepaid Expenses                                           0              0
         Decrease (Increase)-Other Assets                                               0              0
         Increase (Decrease)-Pre Petition Liabilities                                   0              0
         Increase (Decrease)-Post Petition Liabilities                                  0              0

                                                                 -------------------------------------------------------------------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                          0             0              0             0             0
                                                                 -------------------------------------------------------------------


CASH FLOWS USED IN INVESTING ACTIVITIES
         Capital Expenditures                                                           0              0
         Sale of Net Fixed Assets
                                                                 -------------------------------------------------------------------
NET CASH PROVIDED (USED) IN INVESTING ACTIVITIES                          0             0              0             0             0
                                                                 -------------------------------------------------------------------


CASH FLOWS FROM FINANCING ACTIVITIES:
         Increase (Decrease)-Morgens Waterfall                                          0              0
         Increase (Decrease)-Shareholder Valuations                                     0              0

         Purchase of Treasury Stock-Preferred Shares

                                                                 -------------------------------------------------------------------
NET CASH PROVIDED (USED) IN FINANCING ACTIVITIES                          0             0              0             0             0
                                                                 -------------------------------------------------------------------


NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                      0             0              0             0             0

Cash and Cash Equivalents at Beginning of Period                                        0              0             0             0
                                                                 -------------------------------------------------------------------


Cash and Cash Equivalents at End of Period                                0             0              0             0             0
                                                                 ===================================================================


                                                                                          MONTH ENDED: 12/31/97
                                                                                                       --------

                                                                        MONTH         MONTH         MONTH
                                                                        ENDED         ENDED         ENDED

                                                                -----------------------------------------------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
         Depreciation & Amortization
         Decrease (Increase)-Accounts Receivable
         Decrease (Increase)-Inventories
         Decrease (Increase)-Prepaid Expenses
         Decrease (Increase)-Other Assets
         Increase (Decrease)-Pre Petition Liabilities
         Increase (Decrease)-Post Petition Liabilities

                                                                -----------------------------------------------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                             0             0              0
                                                                -----------------------------------------------


CASH FLOWS USED IN INVESTING ACTIVITIES
         Capital Expenditures
         Sale of Net Fixed Assets
                                                                -----------------------------------------------
NET CASH PROVIDED (USED) IN INVESTING ACTIVITIES                             0             0              0
                                                                -----------------------------------------------


CASH FLOWS FROM FINANCING ACTIVITIES:
         Increase (Decrease)-Morgens Waterfall
         Increase (Decrease)-Shareholder Valuations

         Purchase of Treasury Stock-Preferred Shares

                                                                -----------------------------------------------
NET CASH PROVIDED (USED) IN FINANCING ACTIVITIES                             0             0              0
                                                                -----------------------------------------------


NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                         0             0              0

Cash and Cash Equivalents at Beginning of Period                             0             0              0
                                                                -----------------------------------------------


Cash and Cash Equivalents at End of Period                                   0             0              0
                                                                ===============================================

                                   CHAPTER 11                      ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

Case Name:         M4 ENVIRONMENTAL MANAGEMENT, INC.
Case Number:      97-21388-CJK

                                                           MONTH ENDED: 12/31/97


                                                                          PAGE 1


1.   PAYROLL
         State the amount of all executive wages paid and taxes withheld and paid.

                                                                    DATE          WAGES PAID           TAXES WITHHELD
NAME AND TITLE OF EXECUTIVE                                         PAID      GROSS         NET       DUE         PAID
----------------------------                                       ---------------------------------------------------
THE FOLLOWING OFFICERS OF THIS DEBTOR ARE EMPLOYEES AND
OFFICERS OF MOLTEN METAL TECHNOLOGY, INC. ("MMT").
THESE OFFICERS DO NOT RECEIVE COMPENSATION FROM THIS
DEBTOR, BUT ARE COMPENSATED MMT, WHICH HAS DISCLOSED
SUCH COMPENSATION IN ITS MONTHLY OPERATING REPORT
(CASE NUMBER 97-21385-CJK).

F. Gordon Bitter, CEO & CFO, Director
Ethan E. Jacks, VP, General Counsel, Secretary
Elliot J. Mark, Assistant Secretary
Charles W. Shaver, President & COO, Director
Willis Wang, Assistant Secretary

                                                                   ---------------------------------------------------

TOTAL EXECUTIVE PAYROLL                                                       0               0         0            0
                                                                   ===================================================

2.  INSURANCE
         Is Workers' Compensation and other insurance in effect?     N/A
                                                                     ===
         Are payments current?
         If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or coverage page.

                                                                                   DATE
                          COVERAGE       POLICY      EXPIRATION     PREMIUM      COVERAGE
TYPE    CARRIER NAME       AMOUNT        NUMBER         DATE        AMOUNT       PAID THRU
---------------------------------------------------------------------------------------------

                  SEE ATTACHED INSURANCE EXPIRATION CERTIFICATE

                                   CHAPTER 11                      ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

Case Name:         M4 ENVIRONMENTAL MANAGEMENT, INC.
Case Number:      97-21388-CJK

                                                                         PAGE 2

3.  BANK ACCOUNTS

                                                                                                                              TOTAL

                                      ----------------------------------------------------------------------------------------------

BANK NAME

ACCOUNT NUMBER

BEGINNING BOOK BALANCE                                                                                                           0

PLUS:       Deposits-Collections of A/R
            Other Receipts
            Loan Advances

LESS:       Disbursements
            Payroll
            Returned Checks
            Loan Repayments

OTHER:      Adjustments
            Transfers In (Out)

                                      ----------------------------------------------------------------------------------------------

ENDING BOOK BALANCE                               0             0             0             0            0             0         0
                                      ==============================================================================================

4. POST PETITION PAYMENTS TO PROFESSIONALS AND ON PRE PETITION DEBTS List any post petition payments to professional and payments on Pre-petition debts in the schedule below.

         Payments To/On                        Amount         Date       Check #
         --------------------------            ---------------------------------

         PROFESSIONALS (ATTORNEYS,
         ACCOUNTANTS, ETC.):



                                                  NONE




                                               ===========
                                                       0
                                               ===========

         PRE-PETITION DEBTS


                                                  NONE



                                               ===========
         TOTAL PAYMENTS OF PRE-PETITION DEBTS          0
                                               ===========

                         Insurance Expiration Statement

I declare under penalty of perjury that the information provided on the attachments hereto is true and correct to the best of my knowledge and belief.


January 28, 1998                          Molten Metal Technology, Inc.


                                          By: /s/ F. Gordon Bitter
                                              ------------------------------
                                              F. Gordon Bitter
                                              Chief Executive Officer

                                          MMT of Tennessee, Inc.


                                          By: /s/ F. Gordon Bitter
                                              ------------------------------
                                              F. Gordon Bitter
                                              Vice President

                                          M4 Environmental, L.P..


                                          By: M4 Environmental Management, Inc.
                                              General Partner

                                          By: /s/ F. Gordon Bitter
                                              ------------------------------
                                              F. Gordon Bitter
                                              Vice President

                                          MMT Federal Holdings, Inc.


                                          By: /s/ F. Gordon Bitter
                                              ------------------------------
                                              F. Gordon Bitter
                                              Vice President